              HONEYWELL INC. AFFILIATES -- AS OF DECEMBER 31, 1995

A                                     %
I            COUNTRY                OWNED                              COMPANY*
----   -------------------------    -----    -------------------------------------------------------------------
I      UNITED STATES:CALIF.          100     HONEYWELL ADVANCED SYSTEMS INC.
A      UNITED STATES:DEL.            100     HONEYWELL ASIA PACIFIC INC.
A      UNITED STATES:DEL.            100     HONEYWELL BUILDING MANAGEMENT SERVICES INC.
A      UNITED STATES:DEL.            100     HONEYWELL CHINA INC.
I      UNITED STATES:MINN.           100     HONEYWELL COMMUNICATIONS COMPANY
A      UNITED STATES:DEL.            100     HONEYWELL DISC INC.
A      UNITED STATES:DEL.            100     HONEYWELL ENVIRONMENTAL AIR CONTROL INC.
I      UNITED STATES:DEL.            100     HONEYWELL EUROPE INC. (HEI)
A      UNITED STATES:DEL.            100     HONEYWELL FINANCE INC.
A      UNITED STATES:DEL.            100          HONEYWELL FINANCE INTERNATIONAL INC.
I      UNITED STATES:DEL.            100     HONEYWELL HIGH-TECH TRADING INC.
A      BRAZIL                         50          HONEYWELL DO BRASIL & CIA. (Partnership)
                                                  (Other partner is HONEYWELL OVERSEAS FINANCE CO., owning 50%)
A      UNITED STATES:DEL.            100     HONEYWELL OVERSEAS FINANCE COMPANY
A      UNITED STATES:DEL.            100     HONEYWELL REALTY, INC.
A      UNITED STATES:DEL.            100     HONEYWELL TCAS INC.
A      UNITED STATES:MASS.           100     HONEYWELL DMC SERVICES, INC.
A      UNITED STATES:DEL.             50     CONTROL SYSTEMS CONTRACTING AND CONSULTING LLC
                                                  (Other 50% ownership is held by MINNEAPOLIS--HONEYWELL
                                                  REGULATOR COMPANY INC.)
A      UNITED STATES:IL.              49     FOSTER/HONEYWELL JOINT VENTURE (Partnership)
A      UNITED STATES:DEL.             50     GE/MICROSWITCH CONTROL INC.
I      UNITED STATES:DEL.            100     MINNEAPOLIS-HONEYWELL REGULATOR COMPANY INC.
I      UNITED STATES:CALIF.          100     TETRA TECH SYSTEMS, INC.
I      UNITED STATES:CALIF.          100     TETRA TECH MANAGEMENT SERVICES, INC.
I      SAUDI ARABIA                   75          SAUDI ARABIAN TETRA TECH LIMITED
A      UNITED STATES:DEL.            100     HONEYWELL ELECTRONICS CORPORATION
A      UNITED STATES:DEL.            100          COEUR D'ALENE DEVELOPMENT INC.
A      ENGLAND                       100          HONEYWELL LIMITED
A      ENGLAND                       100               HONEYWELL CONTROL SYSTEMS LIMITED
A      SOUTH AFRICA                  100                    HONEYWELL SOUTHERN AFRICA (PROPRIETARY) LIMITED
A      BOTSWANA                      100                         HONEYWELL BOTSWANA (PTY.) LIMITED
A      ENGLAND                       100               HONEYWELL AVIONICS SYSTEMS LIMITED
A      ENGLAND                       100               HONEYWELL AEROSPACE AND DEFENCE LIMITED
A      ENGLAND                       100               KODEN MAINTENANCE COMPANY LIMITED
A      ENGLAND                       100               HONEYWELL INFORMATION SYSTEMS LIMITED
I      ENGLAND                       100               HONEYWELL LEASING LIMITED
A      ENGLAND                       100               HONEYWELL PROFIMATICS LIMITED
A      ENGLAND                       100               HONEYWELL PENSION TRUSTEES LIMITED
I      ENGLAND                       100               HONEYWELL I.S. LIMITED
A      ENGLAND                       100               HONEYWELL PCS LIMITED
A      ENGLAND                       100               COMFORT COOLING LIMITED
       ENGLAND                       100               FIRST MOVE FACILITIES MANAGEMENT LIMITED
A      ARGENTINA                     100     HONEYWELL S.A.I.C.
I      ARGENTINA                     100     CONTROLES HONEYWELL S.A.C.I.
A      AUSTRALIA                     100     HONEYWELL HOLDINGS PTY. LIMITED
A      AUSTRALIA                     100          BLENDAIR PTY. LIMITED
A      AUSTRALIA                     100          HONEYWELL LIMITED
A      NEW ZEALAND                   100          HONEYWELL HOLDINGS LIMITED
A      NEW ZEALAND                   100               HONEYWELL LIMITED
I      NEW ZEALAND                   100               HONEYWELL (WHOLESALE) LIMITED
A      BELGIUM                       100     HONEYWELL S.A.
A      BELGIUM                       100          HONEYWELL EUROPE S.A.
A      BERMUDA                       100     HONEYWELL ASSURANCE LIMITED
I      BRAZIL                         49     EMBRASID S.A.
A      CANADA                        100     HONEYWELL LIMITED -- HONEYWELL LIMITEE
A      CANADA                        100          SACDA, INC.
A      CANADA                         49     COMCEPT CANADA, INC.
A      CHILE                         100     HONEYWELL CHILE S.A.
A      CHINA                          55     SINOPEC HONEYWELL (TIANJIN) LIMITED
A      CHINA                         100     HONEYWELL (TIANJIN) LIMITED
A      COLOMBIA                      100     HONEYWELL COLOMBIA S.A.


              HONEYWELL INC. AFFILIATES -- AS OF DECEMBER 31, 1995

A                                     %
I            COUNTRY                OWNED                              COMPANY*
----   -------------------------    -----    -------------------------------------------------------------------
A      DENMARK                       100     HONEYWELL A/S
A      DENMARK                       100          HONEYWELL EJENDOMSVIRKE A/S
I      DOMINICAN REPUBLIC            100     HONEYWELL DOMINICANA C. POR A.
A      ECUADOR                       100     HONEYWELL S.A.
A      FINLAND                       100     HONEYWELL OY
A      FINLAND                       100          KIINTEISTOHUOLTO MERATEK OY
I      FINLAND                       100               VM--KIINTEISTOHUOLTO OY
A      FINLAND                      80.1          HONEYWELL-AHLSTROM ADVANCED CONTROLS OY
A      FINLAND                       100          TULLINTORIN KIINTEISTPALVELU OY
A      FRANCE                       99.9     HONEYWELL S.A.
A      FRANCE                       99.9          DAVILOR TECHNOLOGIE S.A.
A      FRANCE                       99.9          HONEYWELL AEROSPACE S.A.
A      FRANCE                       99.9          AURIS S.A.
A      FRANCE                       99.9          APPLICATEL S.A.
A      FRANCE                       99.9          ALARME ET PROTECTION -- SOCOMEX S.A.
A      FRANCE                       99.9          ALARME ET PROTECTION S.A.
A      FRANCE                       99.9          HONEYWELL GERDS S.A.
A      GERMANY                       100     HONEYWELL HOLDING AG
A      GERMANY                       100          INGENIEURBETRIEB FUR AUTOMATISIERUNGSTECHNIK G.m.b.H.
A      GERMANY                       100          HONEYWELL REGELSYSTEME G.m.b.H.
A      GERMANY                        70               HONEYWELL IAL VERTRIEBS G.m.b.H.
A      GERMANY                       100          HONEYWELL PAPER MACHINE AUTOMATION CENTER G.m.b.H.
A      GERMANY                       100          HONEYWELL SAFETY MANAGEMENT SYSTEMS G.m.b.H.
A      GERMANY                       100          METALLWERKE NEHEIM GOEKE & CO.
A      FRANCE                        100               MNG FRANCE E.U.R.L.
A      BULGARIA                      100          HONEYWELL EOOD
A      CZECH REPUBLIC                100          HONEYWELL spol.sr.o.
A      HUNGARY                       100          HONEYWELL SZABALYOZASTECHNIKAI KFT
A      POLAND                        100          HONEYWELL SP.Z.O.O.
A      RUSSIA                        100          HONEYWELL AVIATION CONTROL MOSCOW
A      RUSSIA                        100          HONEYWELL HOME AND BUILDING CONTROL
A      GERMANY                       100          HONEYWELL AG
A      GERMANY                       100               HONEYWELL UNTERSTUTZUNGSKASSE G.m.b.H.
A      GERMANY                       100               HONEYWELL BRAUKMANN UNTERSTUTZUNGSKASSE G.m.b.H.
A      GERMANY                       100               CENTRA-BUERKLE G.m.b.H.
A      SWITZERLAND                   100                    HONEYWELL CENTRABUERKLE AG
A      GERMANY                       100               B&S KAELTE-WAERME KLIMA G.m.b.H. -- GARCHING
A      GERMANY                       100               ERG BETRIEBSGESELLSCHAFT m.b.H.
A      AUSTRIA                       100          HONEYWELL AUSTRIA Ges.m.b.H.
I      AUSTRIA                       100               PAPIERMASCHINEN HANDELSGESELLSCHAFT m.b.H. & CO., KG
A      RUSSIA                         70               STERCH CONTROLS
A      UKRAINE                       100               HONEYWELL LIMITED
A      HONG KONG                     100     HONEYWELL LIMITED
A      INDIA                         100     HONEYWELL INDIA SOFTWARE OPERATION PTE. LTD.
A      INDIA                        39.5     TATA HONEYWELL LIMITED
I      INDIA                          40     HONEYWELL INDIA LIMITED
A      ITALY                         100     HONEYWELL S.p.A.
A      ITALY                         100          UNIVERSAL GAS VALVES S.r.l.
A      ITALY                         100          STRUMENTECNICA S.r.l.
A      ITALY                         100               TECNOREG S.r.l.
A      ITALY                          25          SINTED S.p.A.
A      ITALY                          40          SPACE CONTROLS ALENIA-HONEYWELL S.p.A.
A      PORTUGAL                       70          HONEYWELL PORTUGAL AUTOMACAO E CONTROLE LDA.
                                                  [Also, HONEYWELL S.A. (Spain) owns 30%]
I      JAPAN                          50     NEC HONEYWELL SPACE SYSTEMS LTD.
A      JAPAN                        24.2     YAMATAKE-HONEYWELL CO., LTD.
A      JAPAN                        71.9          YAMATAKE & CO., LTD
A      JAPAN                          50          TAISHIN CO., LTD.
A      JAPAN                         100          YAMATAKE KEISO CO., LTD.
A      JAPAN                          60          YAMATAKE ENGINEERING CO., LTD.
A      JAPAN                         100          YAMATAKE CONTROL PRODUCTS CO., LTD.
A      JAPAN                         100          YAMATAKE TECHNO-SYSTEMS CO., LTD.
A      CHINA                         100          DALIAN YAMATAKE CONTROL INSTRUMENTS CO., LTD.
A      CHINA                          60          SHANGHAI YAMATAKE-CHUANYI BUILDING AUTOMATION CO., LTD.
A      CHINA                        52.9          YAMATAKE-SIC CONTROL SYSTEMS CO., LTD.


              HONEYWELL INC. AFFILIATES -- AS OF DECEMBER 31, 1995

A                                     %
I            COUNTRY                OWNED                              COMPANY*
----   -------------------------    -----    -------------------------------------------------------------------
A      KOREA                          40     LG-HONEYWELL COMPANY, LTD.
                                             (Also, YAMATAKE-HONEYWELL CO., LTD. owns 10%)
A      MALAYSIA                      100     HONEYWELL AUTOMATION AND CONTROLS SDN. BHD.
A      MALAYSIA                      100          HONEYWELL ENGINEERING SDN. BHD.
A      MALAYSIA                       30          BERKAT HONEYWELL SDN. BHD.
A      MEXICO                        100     HONEYWELL S.A. DE C.V.
A      MEXICO                        100     HONEYWELL OPTOELECTRONICA, S.A. DE C.V.
A      MEXICO                        100     MEXHON S.A. DE C.V.
A      MEXICO                        100     HONEYWELL MANUFACTURAS DE CHIHUAHUA, S.A. DE C.V.
A      NETHERLANDS ANTILLES          100     HONEYWELL CAPITAL N.V.
A      NETHERLANDS                   100          HONEYWELL FAR EAST B.V.
A      NETHERLANDS                   100          HONEYWELL MIDDLE EAST B.V.
A      KUWAIT                         40               HONEYWELL KUWAIT K.S.C.
A      EGYPT                          98               HONEYWELL (EGYPT)
                                                       (Also, HONEYWELL S.p.A. owns 2%)
A      OMAN                           60               HONEYWELL & CO. OMAN L.L.C.
A      TURKEY                         80               HONEYWELL OTOMASYON VE KONTROL SISTEMLERI SAN.
                                                         VE TIC.A.S.
A      SWITZERLAND                   100          HONEYWELL-LUCIFER S.A.
A      GERMANY                       100          HONEYWELL EUROPE HOLDING G.m.b.H.
A      NETHERLANDS                   100     HONEYWELL EUROPEAN DISTRIBUTION CENTER B.V.
A      NETHERLANDS                   100     SKINNER EUROPA B.V.
A      NETHERLANDS                  92.6     HONEYWELL B.V.
                                             (Other 7.4% owned by SKINNER EUROPA B.V.)
A      NETHERLANDS                   100          HONEYWELL PROFIMATICS B.V.
A      NETHERLANDS                   100          GASMODUL B.V.
A      NETHERLANDS                    50          TURNKIEK PROCESS CONTROL B.V.
A      NETHERLANDS                    50          CARA C'AIR B.V.
A      NETHERLANDS                   100          HONEYWELL SAFETY MANAGEMENT SYSTEMS B.V.
A      SINGAPORE                     100          HONEYWELL SAFETY MANAGEMENT SYSTEMS PTE. LTD.
A      GERMANY                       100          PROFIMATICS EUROPE G.m.b.H.
A      NETHERLANDS                   100     HONEYWELL FOREIGN SALES CORPORATION B.V.
A      NETHERLANDS                   100     HONEYWELL FINANCE B.V.
A      NORWAY                        100     HONEYWELL A/S
A      NORWAY                        100          HONEYWELL MILJOPARTNER A/S
A      NORWAY                        100          HONEYWELL KOLBERG SERVICE A/S
A      NORWAY                        100          FLEBU BERGEN A/S
A      NORWAY                         40               NORD VENTILASJON A/S
A      PANAMA                        100     HONEYWELL PROFIMATICS LATINOAMERICANA S.A.
       VENEZUELA                     100          HONEYWELL PROFIMATICS C.A.
A      SAUDI ARABIA                   50     HONEYWELL TURKI-ARABIA LTD.
A      SINGAPORE                     100     HONEYWELL PRIVATE LIMITED
A      SINGAPORE                     100          HONEYWELL AEROSPACE PTE. LTD.
I      SINGAPORE                     100     HONEYWELL COMPUTERS PRIVATE LIMITED
I      SINGAPORE                     100     HONEYWELL-SYNERTEK PTE. LTD.
A      SPAIN                         100     HONEYWELL S.A.
A      SPAIN                         100          MANTIMIENTO Y CONTROL S.A.
A      SWEDEN                        100     HONEYWELL AB
A      SWEDEN                        100          INUCONTROL AB
A      SWITZERLAND                   100     HONEYWELL AG
A      TAIWAN                        100     HONEYWELL TAIWAN LIMITED
A      THAILAND                      100     HONEYWELL SYSTEMS (THAILAND) LIMITED
A      VENEZUELA                     100     HONEYWELL C.A.
I      VENEZUELA                     100          SERVICIOS HONEYWELL C.A.
A      PANAMA                        100          HONEYWELL PANAMA, S.A.



     NOTE:  A = ACTIVE
            I = INACTIVE

       * SUBSIDIARIES OF HONEYWELL INC.s AFFILIATES OR SUBSIDIARIES ARE INDICATED BY THE INDENTATION OF THE NAME BELOW THE NAME OF THE OWNING COMPANY: e.g., HONEYWELL & CO. OMAN L.L.C. IS 60% OWNED BY HONEYWELL MIDDLE EAST B.V., WHICH IS 100% OWNED BY HONEYWELL CAPITAL N.V., WHICH IS 100% OWNED BY HONEYWELL INC.